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           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                   _________________

                        FORM 8-K
                   _________________


                  CURRENT REPORT
        Pursuant to Section 13 or 15(d) of
        The Securities Exchange Act of 1934


        Date of Earliest Event Reported: June 3, 1997


               HYPERDYNAMICS CORPORATION
        (Exact name of registrant as specified in its charter)



       Delaware                       000-25496                82-0400335
(State or other jurisdiction       (Commission File          (IRS Employer
of incorporation or organization)      Number)               Identification
                                                                 No.)

              5444 Westheimer, Suite 2080
                  Houston, Texas 77056
        (Address of principal executive offices, including zip code)

                     (713) 622-1893
        (Registrant's telephone number, including area code)

        Former name of Registrant: RAM-Z Enterprises, Inc.



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
Item 5.  Other Events.

          Mr. Gregory Micek resigned as president and as director of HyperDynamics Corporation (the "Company") on June 3, 1997 to pursue other business opportunities. The existing board of directors has not yet filled the vacancy on the board created by Mr. Micek's resignation. Mr. Kent Watts, a director, has assumed the position of President of the Company.


                             SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HYPERDYNAMICS CORPORATION



Date: June 3, 1997            By:        /s/ Kent Watts
                              Kent Watts, President